UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

THIRD HARMONIC BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41498	83-4553503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 210
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 209 727-2457

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	THRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 14, 2025, Third Harmonic Bio, Inc. (the “Company”) disclosed in the Company’s preliminary proxy statement for its 2025 annual meeting of stockholders that the Company’s preliminary, unaudited cash, cash equivalents and restricted cash as of March 31, 2025 is approximately $272 million. This amount is preliminary, unaudited and may change, was prepared by management and is based on the most current information available to management. Further, this amount is subject to completion by management of the financial statements as of and for the three months ended March 31, 2025, including completion of the review procedures, final adjustments and other developments that may arise between now and the time the financial results for this period are finalized, and completion of the review of such financial statements.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 14, 2025, the Company issued a press release announcing that on April 10, 2025, the board of directors of the Company (the “Board”) determined that it is in the best interests of the Company’s stockholders for the Company to dissolve, liquidate and distribute to stockholders its available assets. The Company has been engaged in an evaluation of potential strategic and other alternatives in order to preserve and maximize stockholder value, including an acquisition, merger, business combination, dissolution or other transaction.

The Board unanimously approved the liquidation and dissolution of the Company and expects to in the near future approve a formal plan of dissolution (the “Plan of Dissolution”) in respect of the liquidation and dissolution, subject to the approval of the Company’s stockholders. The Company plans to hold its annual meeting of stockholders (the “Annual Meeting”) on June 5, 2025, to seek approval of the liquidation and dissolution of the Company and the Plan of Dissolution and will file proxy materials relating to the Annual Meeting with the Securities and Exchange Commission (the “SEC”). A copy of the Plan of Dissolution will be filed with such proxy materials. The Board reserves the right to abandon the proposed liquidation and dissolution and the Plan of Dissolution, even if approved by the Company’s stockholders, if the Board, in its discretion, determines that the liquidation and dissolution of the Company or the Plan of Dissolution is no longer in the best interests of the Company and its stockholders.

A copy of the Company’s press release is attached as Exhibit 99.1 to this report.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed liquidation and dissolution and the Plan of Dissolution, the Company intends to file a proxy statement and other relevant materials with the SEC. Once available, the definitive proxy statement will be sent to the Company’s stockholders and will contain important information about the planned dissolution. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed liquidation and dissolution, the Plan of Dissolution and related matters. Information about the persons who may be considered to be participants in the solicitation of the Company’s stockholders in connection with its planned dissolution, and any interest they have in the proposed liquidation and dissolution, the Plan of Dissolution and related matters, will be set forth in the definitive proxy statement when it is filed with the SEC. Further information about the Company’s directors and executive officers is set forth in its preliminary proxy statement for its 2025 Annual Meeting of Stockholders filed with the SEC on April 14, 2025. These documents may be obtained for free at the SEC’s website at www.sec.gov.

Forward-Looking Statement

This Current Report contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which involve substantial risks and uncertainties and are based on the Company’s beliefs and assumptions and on information currently available to the Company. All statements other than statements of historical facts contained in this Current Report, including statements regarding the Dissolution and related matters, the Company’s strategic review process, and the Company’s ability to enter into any agreements or transactions for the sale of its remaining assets and intellectual property, including THB335, or if entered into, that any such agreements or transactions will be successful or on attractive terms, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform

Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “forecast,” “foresee,” “potential,” “predict,” “project,” “likely,” “goal,” “target,” “could,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements are predictions based on expectations and projections about future events, are not statements of historical fact, are subject to risks, uncertainties and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this Current Report and information contained in this Current Report should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to the availability, timing and amount of the distribution to stockholders in connection with the Dissolution; the amounts that will need to be set aside by us; the adequacy of such reserves to satisfy our obligations; our ability to favorably resolve potential tax claims, any litigation matters and other unresolved contingent liabilities; the amount of proceeds that might be realized from the sale or other disposition of our assets; the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations; the incurrence by us of expenses relating to the Dissolution; our ability to retain employees, consultants and other resources to carry out the Dissolution; and the ability of the Board of Directors to abandon, modify or delay implementation of the Plan of Dissolution, even after stockholder approval. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this Current Report. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements as predictions of future events. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Third Harmonic Bio, dated April 14, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD HARMONIC BIO, INC.

Date: April 14, 2025	By:	/s/ Chris Murphy
Chris Murphy
Chief Financial and Business Officer